PROPOSED AMENDMENT TO
                         THE BANK OF THE SOMERSET HILLS
                         1998 COMBINED STOCK OPTION PLAN

SECTION 6. EXERCISE PERIOD OF EMPLOYEE OPTIONS

     (b) An Employee Option shall terminate immediately, and no rights thereunder may be exercised, if the person to whom it is granted ceases to be employed by the Bank, except that:

     (iii) if the employment of the Key Employee is terminated by reason of his retirement in accordance with the terms of the Bank's retirement plans or with the consent of the Committee or is involuntarily terminated other than for cause, the Key Employee's rights under the Employee Option may be exercised as to all shares of Common Stock covered thereby at any time within three (3) months after termination of employment, OR AS SUCH TIME PERIOD MAY BE EXTENDED BY THE COMMITTEE IN ITS DISCRETION. Termination for cause shall mean termination of employment by reason of habitual alcohol or drug abuse; commission of a felony, fraud, or willful misconduct; the unauthorized disclosure of any Bank data, secret, or financial information, that has resulted, or is likely to result, in damage to the Bank, all as the Board in its sole and absolute discretion shall determine.

SECTION 8. TERMS AND CONDITIONS OF OPTIONS TO SERVICE PROVIDERS

     (d) If a Service Provider dies, the Service Provider's Options shall be exercisable by either his executor or administrator or, if not so exercised, by the legatees or the distributees of his estate, only during the twelve (12) months following his death. If a Director's membership on the Board terminates for any reason other than death, such Director's Options shall be exercisable only during the three (3) months following the date of termination, OR AS SUCH TIME PERIOD MAY BE EXTENDED BY THE COMMITTEE IN ITS DISCRETION.

                         THE BANK OF THE SOMERSET HILLS

                         1998 COMBINED STOCK OPTION PLAN

     SECTION 1. PURPOSE

     The Bank of the Somerset Hills ("the Bank") 1998 Combined Stock Option Plan (the "Plan") is intended to attract and retain the Bank's Service Providers and to motivate them to participate in the long term growth of the Bank by providing for or increasing the proprietary interests of such persons in the Bank, thereby assisting the Bank to achieve its long-range goals.

     SECTION 2. DEFINITIONS

     Capitalized terms not specifically defined elsewhere herein shall have the following meanings:

     "Act" shall mean the New Jersey Bank Officers and Employees' Stock Option Plan Act.

     "Bank" shall mean The Bank of the Somerset Hills and any present or future parent or subsidiary corporations (as defined in Section 424 of the Code) or any successor to the Bank or to such corporations.

     "Board" shall mean the Board of Directors of the Bank.

     "Code" shall mean the Internal Revenue Code of 1986, as am ended from time to time and the regulations promulgated thereunder.


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



     "Committee" shall mean the Board or any committee or group of people selected by the Board to administer the Plan and perform the functions set forth herein.

     "Common Stock" or "Stock" shall mean the common stock, $5.00 par value per share, of the Bank.

     "Director" shall mean a member of the Board or a member of an advisory or business development committee of the Bank.

     "Disability" shall mean permanent and total disability, as defined in
Section 22(e)(3) of the Code.

     "Employee Option" shall mean an Incentive Stock Option granted to an Optionee who is a Key Employee of the Bank.

     "Fair Market Value" shall mean, with respect to shares of Common Stock, the fair market value as determined in good faith by the Committee and in a manner established by the Committee from time to time using any reasonable method of valuation; provided, that in the event the shares of Common Stock are listed for trading on a national or regional securities exchange (including the NASDAQ National Market System), the "fair market value" of such shares shall be, on any date, the average closing sale price for the Common Stock for the last five (5) market trading days prior to the day of determination.

     "Incentive Stock Option" or "ISO" shall mean an option


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


to purchase shares of Common Stock granted to a Key Employee under the Plan, which is intended to meet the requirements of Section 422 of the Code as of the date of grant.

     "Key Employees" shall mean an employee (including executive officers and directors who are also employees of the Bank) of the Bank who, in the judgment of the Committee, are considered important to the future of the Bank.

     "Non-Qualified Stock Option" shall mean an option to purchase shares of Common Stock granted to a Service Provider under the Plan, which is not intended to be an ISO.

     "Option" shall mean an ISO or a Non-Qualified Stock Option.

     "Option Agreement" shall mean a written or electronic agreement between the Bank and an Optionee evidencing the terms and conditions of an individual option grant. The Option Agreement is subject to the terms and conditions of the Plan.

     "Optionee" shall mean a Key Employee or Service Provider selected by the Committee to receive an Option under the Plan.

     "Plan" shall mean The Bank of the Somerset Hills 1998 Combined Stock Option Plan.

     "Securities Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder, and any successor provisions thereto.


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


     "Service Provider" shall mean a Key Employee or Director.

     As used herein, the masculine gender shall include the feminine gender.

     SECTION 3. ADMINISTRATION

     (a) The Plan shall be administered by the Committee. Among other things, the Committee shall have authority, subject to the terms of this Plan, including, without limitation, the provisions governing participation in this Plan by Directors, to grant Options, to determine the individuals to whom and the time or times at which Options may be granted, and to determine the terms and conditions of any Option granted hereunder.

     (b) Subject to the provisions of this Plan, the Committee shall have authority to adopt, alter, and repeal such administrative rules, guidelines, and practices governing the operation of this Plan as it shall from time to time consider advisable, to interpret the provisions of this Plan and any Option, and to decide all disputes arising in connection with this Plan. The Committee's decision and interpretations shall be final and binding. Any action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by the unanimous written consent of its members.

     (c) Subject to the provisions of this Plan and applicable requirements of Federal and state law, the Committee


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


shall have authority, in its discretion, to take the following actions:

     (i) to determine the Service Providers to be granted Non-Qualified Stock Options under this Plan;

     (ii) to determine the number of shares subject to each Option;

     (iii) to determine the time or times at which Options will be granted;

     (iv) to determine the Key Employees to be granted Employee Options under this Plan;

     (v) to determine the Option price of the shares subject to each Option, which price shall be not less than the minimum for Employee Options and Non-Qualified Stock Options, respectively, specified in Sections 7 and 8 of this Plan with respect to Employee Options;

     (vi) to determine or change the time or times when each Option becomes exercisable and the duration of the exercise period; provided, however, that no Option, including Non-Qualified Stock Options granted to Service Providers pursuant to this Plan, shall be exercisable until (i) two-thirds of the holders of shares of Common Stock of the Bank entitled to vote at a meeting of the Bank's stockholders, voting as a single class, shall have approved the Plan; and
(ii) the Bank shall have fully complied with the other terms and provisions of the Act;

     (vii) to prescribe the form or forms of the instruments


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


evidencing any Options granted under this Plan (which forms shall be consistent with this Plan but need not be identical to one another);

     (ix) to adopt, amend, and rescind such rules and regulations as it determines are necessary or advisable in the administration of this Plan;

     (x) to construe and interpret this Plan, the rules and regulations, and the instruments evidencing Options granted under this Plan and to make all other determinations deemed necessary or advisable for the administration of this Plan;

     (xi) to delegate such administrative functions as it deems appropriate; and

     (xii) in general, to exercise full and final authority (consistent with this Plan) over all matters relating to the Plan, the powers denominated above being by way of example and not of limitation.

     Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive.

     (d) No member of the Committee shall be personally liable to the Bank or its stockholders for damages for any action taken or determination made in good faith. The members of the Committee shall be indemnified by the Bank for any acts or omissions in connection with the Plan to the full extent permitted by the Bank's Certificate of Incorporation and New Jersey law.


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


     SECTION 4. SHARES OF STOCK AVAILABLE FOR OPTIONS

     (a) The aggregate number of shares of Common Stock for which Non-Qualified Stock Options may be granted under this Plan shall be 75,000 shares of Common Stock, subject to adjustment as provided in Section 16 of this Plan. The aggregate number of shares of Common Stock for which Employee Options may be granted under this Plan shall be 150,000 shares of Common Stock, subject to adjustment as provided in Section 16 of this Plan. Such shares shall be reserved for Options granted under this Plan.

     (b) The shares transferred by the Bank upon the exercise of Options under this Plan shall consist of authorized but unissued shares of Common Stock.

     (c) The aggregate number of shares of Common Stock that may be issued or purchased under this Plan pursuant to the exercise of Non-Qualified Stock Options shall not exceed 5% of the outstanding shares of Common Stock of the Bank at the time of the adoption of the Plan, subject to adjustment as provided as in Section 16 of this Plan. The aggregate number of shares of Common Stock that may be issued or purchased under this Plan pursuant to the exercise of Non-Qualified Stock Options when taken together with the number of shares of Common Stock that may be issued or purchased under any other plan of the Bank pursuant


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


to the exercise of Non-Qualified Stock Options shall not exceed 10% of the outstanding shares of Common Stock of the Bank at the time of adoption of this Plan, subject to adjustment as provided in Section 16 of this Plan.

     (d) If an Option granted under this Plan shall expire or terminate for any reason without having been fully exercised, then the unexercised portion of such Option shall again be available for the grant under this Plan.

     (e) All Options granted hereunder shall be clearly identified as either an ISO or as a Non-Qualified Stock Option.

     SECTION 5. ELIGIBILITY AND PARTICIPATION

     (a) All Service Providers to the Bank shall be eligible to participate in this Plan to the extent provided herein. Non-Qualified Stock Options may be granted to Service Providers. Incentive Stock Options may be granted only to Key Employees.

     (b) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Common Stock to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Bank) exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order


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


in which they were granted. The Fair Market Value of the shares of Common Stock shall be determined as of the time the Incentive Stock Option with respect to such shares is granted.

     SECTION 6. EXERCISE PERIOD OF EMPLOYEE OPTIONS

     (a) Except as herein provided, each Employee Option granted hereunder shall be exercisable for such period as the Committee shall determine at the time of grant; provided, however, that (i) such period may not commence until at least six months following the date of grant, except in the event of the death, Disability, retirement in accordance with the Bank's retirement plans, or involuntary termination of employment other than for cause of the Key Employee before the expiration of such period; and (ii) the Bank shall have fully complied with the terms and provisions of the Act and the Securities Act. Options shall be subject to earlier termination as hereinafter provided.

     (b) An Employee Option shall terminate immediately, and no rights thereunder may be exercised, if the person to whom it is granted ceases to be employed by the Bank, except that:

     (i) subject to the limitations on exercisability set forth in this Section 6 of this Plan, if the Key Employee dies while in the employ of the Bank, the Key Employee's rights under the Employee Option may be exercised as to all shares of Common Stock covered thereby by his legal representative or by the person or persons to whom such rights under the Option shall pass by will or by the laws of descent and distribution, at any time within twelve (12) months following his death;

     (ii) if the employment of the Key Employee is terminated because of Disability, the Key Employee's rights under the Employee Option may be exercised as to all shares of Common Stock covered thereby by the Key Employee or his guardian or other legal representative, at any time within twelve (12) months following termination of his employment because of Disability;

     (iii) if the employment of the Key Employee is terminated by reason of his retirement in accordance with the terms of the Bank's retirement plans or with the consent of the Committee or is involuntarily terminated other than for cause, the Key Employee's rights under the Employee Option may be exercised as to all shares of Common Stock covered thereby at any time within three (3) months after termination of employment. Termination for cause shall mean termination of employment by reason of habitual alcohol or drug abuse; commission of a felony, fraud, or willful misconduct; the unauthorized disclosure of any Bank data, secret, or financial information, that has resulted, or is likely to result, in damage to the Bank, all as the Board in its sole and absolute discretion shall determine.

     (c) Notwithstanding anything contained in this Section 6 to the contrary, no Employee Option shall be exercisable by anyone after the expiration of the term of such


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


Option as determined by the Committee at the date of grant of such Option.

     SECTION 7. TERM AND OPTION PRICE OF EMPLOYEE OPTIONS

     (a) The terms and conditions of Incentive Stock Options shall be subject to and comply with Section 422 of the Code. Anything in this Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted to the Committee under this Plan be so exercised, so as to disqualify this Plan or, without the consent of the Key Employee, any Incentive Stock Option granted under the Plan pursuant to Section 422 of the Code.

     (b) The Option price per share of Common Stock purchasable under an Incentive Stock Option shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant or the par value of the Common Stock, whichever is higher. If the Key Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Bank and an Incentive Stock Option is granted to such Key Employee, the Option price shall be not less than 110% of Fair Market Value of the Common Stock on the date of grant or the par value of the Common Stock, whichever is higher.

     (c) No Employee Option shall be exercisable more than ten (10) years after the date such Option is granted. If a Key


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


Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Bank, and an Incentive Stock Option is granted to such Key Employee, such Option shall not be exercisable after the expiration of five
(5) years from the date of grant.

     SECTION 8. TERMS AND CONDITIONS OF OPTIONS TO SERVICE PROVIDERS

     (a) The terms and conditions of each Non-Qualified Stock Option shall be stated in the Option Agreement.

     (b) The purchase price of the shares of Common Stock subject to each Non-Qualified Stock Option granted to a Service Provider shall be equal to at least eighty-five percent (85%) of the Common Stock on the date the Option is granted or the par value of the Common Stock, whichever is higher, provided, however, that the exercise price of any Non-Qualified Stock Option granted to a Service Provider as compensation for serving as a member of the Board shall not be less than the greater of one hundred percent (100%) of the Fair Market Value of the Common Stock at the time of the grant of the Option and the par value of the Common Stock. Options granted to Service Providers may be exercised by written notice of exercise accompanied by payment of the exercise price in full for the purchased shares of Common Stock in cash or by certified or cashier's check payable to the Bank.


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


     (c) A Non-Qualified Stock Option shall only be transferable by a Service Provider (i) by will, (ii) by the laws of descent and distribution, (iii) to the Service Provider's spouse or issue, or (iv) to a trust established for the benefit of a Service Provider's spouse or issue. All Non-Qualified Stock Options shall be exercisable during a Service Provider's lifetime only by the Service Provider or his duly appointed guardian or personal representative. The restrictions set forth in Section 8 of this Plan shall apply to all Non-Qualified Stock Options granted to Service Providers.

     (d) If a Service Provider dies, the Service Provider's Options shall be exercisable by either his executor or administrator or, if not so exercised, by the legatees or the distributees of his estate, only during the twelve (12) months following his death. If a Director's membership on the Board terminates for any reason other than death, such Director's Options shall be exercisable only during the three (3) months following the date of termination.

     (e) Each Option granted to a Service Provider shall be evidenced by a writing signed by him specifying the terms and conditions thereof in accordance with this Section 8.

     SECTION 9. GENERAL PROVISIONS APPLICABLE TO OPTIONS

     (a) Notwithstanding any other provision of the Plan, in order to qualify for the exemption provided by Rule 16b-3


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


under the Securities Act, any Common Stock acquired by a Participant subject to
Section 16 of the Securities Act (a "Section 16 Participant") upon exercise of an Option may not be sold for six (6) months after the date of grant of the Option. The Committee shall have no authority to take any action if the authority to take such action, or the taking of such action, would disqualify the Plan from the exemption provided by Rule 16b-3 under the Securities Act.

     (b) Each Option under the Plan shall be evidenced by a writing delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or comply with applicable tax and regulatory laws and accounting principles.

     (c) Each Option may be granted alone, in addition to or in relation to any other Option. The terms of each Option need not be identical, and the Committee need not treat Participants uniformly, except as otherwise provided in Section
9. Except as otherwise provided by the Plan or a particular Option, any determination with respect to an Option may be made by the Committee at the time of grant or at any time thereafter.

     (d) The Committee may amend, modify, or terminate any outstanding Option held by a Service Provider, including substituting therefor another Option of the same or a different


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


type, changing the date of exercise or realization, provided that the Service Provider's consent to each action shall be required unless the Committee determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

     (e) A Key Employee shall notify the Committee in writing in the event that he disposes of Common Stock acquired upon exercise of an Incentive Stock Option within the two-year period following the date the Incentive Stock Option was granted or within the one-year period following the date he received Common Stock upon the exercise of an Incentive Stock Option and shall comply with any other requirements imposed by the Bank to enable the Bank to secure the related income tax deduction to which it will be entitled in such event under the Code.

     (f) The vesting schedule of any Option may, in the discretion of the Committee and as stated in the Option Agreement, be subject to acceleration in the event of death or Disability of the Service Provider, or the termination of the Service Provider's relationship with the Bank. All Options shall automatically and immediately vest on a change in control of the Bank (as defined in the Option Agreement). In the event any Employee Option granted to a Key Employee fails to satisfy the requirements of Code Section 422 due to the acceleration of the vesting schedule described in herein, such Employee Option shall be considered a Non-Qualified Stock Option. In the event an Employee Option is considered a Non-Qualified Stock Option pursuant to the foregoing sentence, such Non-Qualified Stock Option shall be subject to the same terms and conditions of the relevant Option Agreement.

     SECTION 10. NON-TRANSFERABILITY OF EMPLOYEE OPTIONS

     No Employee Option granted under this Plan shall be transferable by a Key Employee other than by will or the laws of descent and distribution, and, except as otherwise provided herein, such Employee Option may be exercised by the Key Employee only during a Key Employee's lifetime and only by the Participant or the Key Employee's duly appointed guardian or personal representative.

     SECTION 11. OPTION AGREEMENTS

     (a) The grant of every Option shall be evidenced by and conditioned upon the execution of a written Option Agreement between the Bank and the Service Provider. The Option Agreement shall set forth the number of shares subject to the Option, the Option price, the term during which the Option may be exercised, and any other provisions not inconsistent with the provisions of this Plan, which the Committee may deem necessary or appropriate from time to time. With respect to the grant of ISOs, the Option agreement shall not contain any provision that would cause such Option to fail to qualify as an Incentive Stock Option under Section 422 of the Code as of the date of grant. The Committee


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


may approve a form or forms of option agreements that the Committee, in its discretion, may specify as the sole forms of Option agreement effective to grant Options to Participants under this Plan.

     (b) Notwithstanding the date on which an Option agreement may be executed, the date on which an Option is deemed to be granted shall be the effective date of the approval of an Option by the Committee.

     SECTION 12. OPTION EXERCISE AND PAYMENT

     (a) Subject to Sections 5, 6, 7, 8, and 9 of this Plan, each Option granted under this Plan shall be exercisable on such date or dates and during such period and for such number of shares as shall be determined pursuant to the provisions of the Option Agreement evidencing such Option.

     (b) A Service Provider electing to exercise an Option shall give written notice to the Committee of such election and of the number of full shares he elects to purchase. Options shall be exercisable in such amounts as the Service Provider may elect subject to such restrictions as the Committee or this Plan may provide.

     (c) Subject to the other provisions of this Plan and applicable state and federal law, payment of the Option price shall be tendered to the Bank (i) in cash, including certified check, bank draft, or money order, or (ii) at the discretion of the Committee, by delivering a promissory note, containing such


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


terms and conditions acceptable to the Committee, or a combination of the foregoing, for all or a portion of the purchase price of the shares purchased.

     SECTION 13. NO RIGHTS AS STOCKHOLDER

     Neither the Service Provider nor the personal representatives, heirs, or legatees of such Service Provider shall be, or have any rights or privileges of, a stockholder of the Bank with respect to any shares subject to an Option unless and until certificates evidencing such shares shall have been issued and delivered to the Service Provider or to such personal representatives, heirs, or legatees.

     SECTION 14. NO RIGHTS TO CONTINUED EMPLOYMENT

     This Plan and any Option granted under the Plan shall not confer upon any Service Provider any right with respect to continuation of employment by the Bank, nor shall they interfere in any way with the right of the Bank to terminate his employment at any time.

     SECTION 15. ADDITIONAL PROPERTY

     At the time any Option is exercised, the Committee, in its discretion, may transfer to the Service Provider such additional property as it may determine, including, without limitation, cash or stock appreciation rights.

     SECTION 16. ADJUSTMENT UPON CHANGES IN CAPITALIZATION

     Except as otherwise provided herein, the instruments


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


evidencing Options granted hereunder shall contain such provisions as the Committee shall deem appropriate to adjust the number and classes of shares covered thereby, or to adjust the Option prices, or both, in the event of the sale or other disposition or distribution by the Bank of all or a portion of its assets or any change in the outstanding Common Stock of the Bank by reason of stock dividends, stock split-ups, recapitalizations, reorganizations, mergers, consolidations, combinations, or exchanges of shares or the like, of or by the Bank. To prevent dilution or enlargement of rights in the event of any such change, the aggregate number and classes of shares for which Options thereafter may be granted under this Plan may be appropriately adjusted as determined by the Committee to reflect such change.

     SECTION 17. WITHHOLDING TAXES

     (a) The Service Provider shall pay to the Bank, or make provision satisfactory to the Committee for payment of, any taxes required by law to be withheld in respect of Options under the Plan no later than the date of the event creating the tax liability. In the Committee's sole discretion, and to the extent permitted under the Act, a Service Provider (other than a Section 16 Service Provider, who shall be subject to the following sentence) may elect to have such tax obligations paid, in whole or in part, in shares of Common Stock, including shares retained from the Option creating the tax obligation. With respect to


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


Section 16 Service Providers, upon the issuance of shares of Common Stock in respect of an Option, such number of shares issuable shall be reduced, to the extent permitted under the Act and the Securities Act, by the number of shares necessary to satisfy such Section 16 Service Provider's federal, and where applicable, state withholding tax obligations. For withholding tax purposes, the value of the shares of Common Stock shall be the Fair Market Value on the date the withholding obligation is incurred. The Bank may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Service Provider.

     SECTION 18. NECESSITY OF STOCKHOLDER APPROVAL

     This Plan and any Options granted hereunder shall be null, void, and of no effect unless this Plan has been previously approved by two-thirds of the holders of Common Stock of the Bank, voting as a single class, within twelve
(12) months after the date of the Plan's adoption by the Board.

     SECTION 19. DURATION AND AMENDMENT OF THE PLAN

     (a) No Option may be granted under this Plan after the expiration of ten
(10) years from the earlier of: (a) the date this Plan is adopted by the Board or (b) the date this Plan is approved by the holders of two-thirds (2/3) of the stock of the Bank entitled to vote.

     (b) The Board or, if authorized by the Board, any committee of the Board, may amend, terminate, or suspend this

Plan at any time; provided, however, that no such amendment shall, without approval of the Bank's stockholders, (a) increase the aggregate number of shares as to which Options may be granted under this Plan except as specified in
Section 16 of this Plan; (b) change the number of shares subject to Options or the date of grant or the exercise price of such Options; (c) materially modify the requirements concerning eligibility for participation in this Plan; or (d) materially increase the benefits accruing to Service Providers in this Plan.

     (c) No Option may be granted during any suspension of this Plan or after this Plan has been terminated; and no amendment, suspension, or termination shall, without the Service Provider's consent, alter or impair any of the Service Provider's rights or obligations under any Option theretofore granted to him under this Plan except insofar as a merger or consolidation of the Bank or termination of employment of a Service Provider or a liquidation or dissolution shall affect the cancellation of an Option.

     SECTION 20. APPLICABLE LAW

     To the extent that state laws shall not have been preempted by any laws of the United States, this Plan shall be governed by, and construed in accordance with, the laws of the State of New Jersey. The Plan is intended to comply with N.J.A.C. ss.3:4-2 and any successor provision thereto and Rule 16b-3 promulgated under the Securities Act, and is further intended to be administered in the manner specified in paragraph (c)(2)(ii) of that Rule, and the Committee shall interpret and administer the provisions of the Plan or any Stock Option in a manner consistent therewith. Any provisions inconsistent with such provision of N.J.A.C. and such Rule and paragraph shall be inoperative and shall not affect the validity of the Plan.

     SECTION 21. BINDING EFFECT

     The terms of this Plan shall be binding on its successors and assigns.

     SECTION 22. SAVINGS CLAUSE

     The invalidity or illegality of any provision herein shall not be deemed to affect the validity of any other provision.

     SECTION 23. NO RIGHTS TO CONTINUED DIRECTORSHIP

     Nothing in this Plan or in any Stock Option granted hereunder shall confer on any Director any right to continue to serve as a director of the Bank or shall interfere with or restrict in any way the right, which right is hereby expressly reserved, to remove any Director as a director in accordance with the by-laws and certificate of incorporation of the Bank and applicable law.

     SECTION 24. MISCELLANEOUS

     The terms of this Plan shall be binding on the Bank, Key Employees, Directors, and their successors and assignees.


22